SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2018

HOPFED BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-23667	61-1322555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4155 Lafayette Road, Hopkinsville, Kentucky 42240

(Address of Principal Executive Offices)

(270) 885-1171

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in the Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of HopFed Bancorp, Inc. (the “Company”) conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018. The Audit Committee invited nine qualified accounting firms to participate in the process, including Carr, Riggs & Ingram (“CRI”), the Company’s then independent registered public accounting firm. As a result of this process, on March 13, 2018, the Audit Committee approved the engagement of HORNE LLP (“HORNE”) as the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year and dismissed CRI.

During the Company’s fiscal years ended December 31, 2016 and 2017, and the subsequent interim period through the date of the filing of this Form 8-K, there were (i) no “disagreements” as that term is defined in Item 304(l)(iv) of Regulation S-K between the Company and CRI on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, any of which, if not resolved to CRI’s satisfaction, would have caused CRI to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements for the relevant year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of CRI on the consolidated financial statements of the Company as of December 31, 2016 and 2017, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided CRI with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested CRI to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of CRI’s letter will be filed with the SEC on Form 8-K.

During the fiscal years ended December 31, 2016 and December 31, 2017, and the subsequent interim period through the date of the filing of this Form 8-K, neither the Company nor anyone on its behalf has consulted with HORNE regarding (i) the application of accounting principles to a specific transaction, either completed or proposed,(ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that HORNE concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (iii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a reportable event within the meaning of Item 304(a)(l)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOPFED BANCORP, INC.

Dated: March 19, 2018	By:	/s/ John E. Peck
John E. Peck
President and Chief Executive Officer